SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 21, 2003
                                                  --------------




                              AUDIOVOX CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-28839         13-1964841
----------------------------        ------------    ----------------------------
(State or other jurisdiction        (Commission      (I.R.S. Employer
 of Incorporation or                 File Number)       Identification Number)
 organization)



150 Marcus Boulevard, Hauppauge, New York                              11788
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:(631) 231-7750
                                                   ----------------




                                Page 1 of 4 Pages
                             Exhibit Index on Page 3

Item 5.        Other Events.


     A. Press Release dated March 21, 2003: On March 21, 2003 Audiovox Corporation (the "Company") announced that it had received a Nasdaq Staff Determination indicating that the Company's securities are subject to delisting because of the Company's failure to timely file its Annual Report on Form 10-K for the fiscal year ended November 30, 2002. A copy of the Press Release is filed as Exhibit 1 hereto.

     B. Press Release dated March 25, 2003: On March 25, 2003, the Company announced that it had requested a hearing to review the Staff Determination regarding the delisting of the Company's securities. As a result, the delisting action has been stayed. A copy of the Press Release is filed as Exhibit 2 hereto.


                                Page 2 of 4 Pages
                             Exhibit Index on Page 3

Item 7.        Exhibits.

Exhibit 1.          Press release dated March 21, 2003.

Exhibit 2.          Press release dated March 25, 2003.



                                Page 3 of 4 Pages
                             Exhibit Index on Page 3

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUDIOVOX CORPORATION

Dated:  March 27, 2003                       By: s/Charles M. Stoehr
                                                --------------------------------
                                                     Charles M. Stoehr
                                                     Senior Vice President and
                                                     Chief Financial Officer


                                Page 4 of 4 Pages
                             Exhibit Index on Page 3

           Audiovox Corporation Announces Delisting Notice From Nasdaq


          o Company Will Request Hearing With Nasdaq Regarding Continued Listing of its Common Stock -

          o    'E' Added to Stock Symbol Due to Delinquent Filings -


HAUPPAUGE, N.Y., March 21 /PRNewswire-FirstCall/ -- Audiovox Corporation (Nasdaq: VOXXE) today announced that on March 18, 2003 it received a NASDAQ Staff Determination indicating that the Company has failed to comply with the filing requirement for continued listing set forth in NASD Marketplace Rule 4310(c)(14), and that its securities are, therefore, subject to delisting from The Nasdaq Stock Market, Inc. NASD Marketplace Rule 4310(c)(14) requires that Nasdaq issuers timely file their periodic reports in compliance with the reporting obligations under the federal securities laws.

As previously announced on March 14, 2003, the Company has not timely filed its Annual Report on Form 10-K for the fiscal year ended November 30, 2002. At the opening of business yesterday, March 20, 2003, the Company's trading symbol, "VOXX", was amended to include the fifth character "E" to denote the Company's filing delinquency.

  The Company intends to request a hearing before a Nasdaq Listing Qualification Panel to review the Staff Determination in accordance with NASD Marketplace
  Rule 4800 Series. The time and place of such hearing will be determined by the Panel. If the Company does not request a hearing by March 25th 2003, its securities will be delisted from Nasdaq at the opening of business on March 27, 2003 without further notice. There can be no assurance that the Panel will grant the Company's request for continued listing, however, the Company understands that, if it files its 2002 Form 10-K prior to the hearing, the Company's listing will be reinstated.

Audiovox Corporation is an international leader in the marketing of cellular telephones, mobile security and entertainment systems, and consumer electronics products. The Company conducts its business through two subsidiaries and markets its products both domestically and internationally under its own brands. It also functions as an OEM (Original Equipment Manufacturer) supplier to several customers. For additional information, please visit Audiovox on the Web at http://www.audiovox.com.

                                    Exhibit 1
                                     Page 1

Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks such as risks resulting from the review of our prior filings by the SEC and any changes to our financial statements that may result from our ability to keep pace with technological advances, significant competition in the wireless, mobile and consumer electronics businesses, quality and consumer acceptance of newly introduced products, our relationships with key suppliers and customers, market volatility, non-availability of product, excess inventory, price and product competition, new product introductions and other risks detailed in the Company's Form 10-Q for the fiscal third quarter ended August 31, 2002 and other documents on file with the SEC. These factors, among others may cause actual results to differ materially from the results suggested in the forward-looking statements.

  Company Contacts:

  C. Michael Stoehr, SVP and CFO - (631) 233-7750

  Glenn Wiener, Investor and Financial Media Relations - (212) 579-2255. SOURCE Audiovox Corporation


03/21/2003


                                    Exhibit 1
                                     Page 2

FOR IMMEDIATE RELEASE

                           AUDIOVOX CORPORATION FILES
                           HEARING REQUEST WITH NASDAQ

       - Company Requests Hearing With Nasdaq Regarding Continued Listing
                             of its Common Stock -

Hauppauge, NY, March 25, 2003 . . . Audiovox Corporation (Nasdaq: VOXXE) today announced that it has requested a hearing before a Nasdaq Listing Qualification Panel to review the Staff Determination in accordance with NASD Marketplace Rule 4800 Series. The Panel will determine the time and place of such hearing. As a result of this request, the delisting of the Company's securities will be stayed until the hearing is held and a determination is made. There can be no assurance that the Panel will grant the Company's request for continued listing. However, the Company understands that, if it files its 2002 Form 10-K prior to the hearing, the delisting hearing will be cancelled, the "E" designation will be removed and the Company's listing will be restored.

As previously announced on March 14, 2003, the Company has not timely filed its Annual Report on Form 10-K for the fiscal year ended November 30, 2002. The reason for this delay in filing is related to the resolution of the Company's response to a Securities and Exchange Commission (SEC) comment letter on the Company's prior Form 10-K and 10-Q Filings. There can be no assurance that the Company will not be required to make changes to the financial information set forth herein or prior financial information as a result of the SEC review.

On March 18, 2003 the Company received a NASDAQ Staff Determination indicating that the Company has failed to comply with the filing requirement for continued listing set forth in NASD Marketplace Rule 4310(c)(14), and that its securities are, therefore, subject to delisting from The Nasdaq Stock Market, Inc. NASD Marketplace Rule 4310(c)(14) requires that Nasdaq issuers timely file their periodic reports in compliance with the reporting obligations under the federal securities laws. On March 20, 2003, the Company's trading symbol, "VOXX", was amended to include the fifth character "E" to denote the Company's filing delinquency.

Audiovox Corporation is an international leader in the marketing of cellular telephones, mobile security and entertainment systems, and consumer electronics products. The Company conducts its business through two subsidiaries and markets its products both domestically and internationally under its own brands. It also functions as an OEM (Original Equipment Manufacturer) supplier to several customers. For additional information, please visit Audiovox on the Web at http://www.audiovox.com.

Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks such as risks resulting from the review of our prior

                                                          Exhibit 2
                                                          Page 1
filings by the SEC and any changes to our financial statements that may result from our ability to keep pace with technological advances, significant competition in the wireless, mobile and consumer electronics businesses, quality and consumer acceptance of newly introduced products, our relationships with key suppliers and customers, market volatility, non-availability of product, excess inventory, price and product competition, new product introductions and other risks detailed in the Company's Form 10-Q for the fiscal third quarter ended August 31, 2002 and other documents on file with the SEC. These factors, among others may cause actual results to differ materially from the results suggested in the forward-looking statements.

  Company Contacts:
  C. Michael Stoehr, SVP and CFO - (631) 231-7750
  Glenn Wiener, Investor and Financial Media Relations - (212) 579-2255.

                                    Exhibit 2
                                     Page 2